UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2023

Avenue Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38114 (Commission File Number)	47-4113275 (IRS Employer Identification No.)

1111 Kane Concourse, Suite 301

Bay Harbor Islands, FL 33154

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ATXI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 22, 2023, Avenue Therapeutics, Inc. (the “Company” or “Avenue”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) at 9:30 a.m. Eastern Time by means of an online virtual meeting platform. Stockholders representing 2,851,148 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and 250,00 shares of the Company’s Class A Preferred Stock were represented in person or by proxy, representing a majority of the outstanding voting power of the Company, and thereby constituting a quorum.

At the 2023 Annual Meeting, the following four proposals were approved: (i) the election of six directors to hold office until the 2024 annual meeting of stockholders; (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; (iii) the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion; and (iv) the frequency of every “three years” as the frequency with which the Company will hold an advisory vote to approve the compensation of its named executed officers. The four proposals are described in detail in Avenue’s definitive proxy statement on Schedule 14A for the 2023 Annual Meeting filed with the SEC on April 28, 2023.

As of the April 25, 2023 record date for the determination of the stockholders entitled to notice of, and to vote at, the 2023 Annual Meeting, 7,920,485 shares of the Company’s Common Stock were outstanding and eligible to vote with an aggregate of 7,920,485 votes and 250,000 shares of the Company’s Class A Preferred Stock were outstanding and eligible to vote with an aggregate of 8,725,000 votes, as determined in accordance with Article IV, Section 2.1.2 of the Company’s Third Amended and Restated Certificate of Incorporation, as amended.

Proposal 1

The votes with respect to the election of six directors to hold office until the 2024 annual meeting of stockholders were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Jay Kranzler, M.D., Ph.D.	9,598,212	104,822	1,374,581
Faith Charles	9,603,663	99,371	1,374,581
Neil Herskowitz	9,602,391	100,643	1,374,581
Alexandra MacLean, M.D.	9,598,851	104,183	1,374,581
Curtis Oltmans	9,603,075	99,959	1,374,581
Lindsay A. Rosenwald, M.D.	9,544,216	158,818	1,374,581

Proposal 2

The vote on the proposal to ratify the selection of KPMG LLP as Avenue’s independent registered accounting firm for the year ending December 31, 2023 was as follows:

Total Votes For	Total Votes Against	Abstentions
10,823,449	245,962	8,204

Proposal 3

The vote, on a non-binding advisory basis, to approve the compensation of the Company’s named executive officers was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
9,541,965	128,472	32,597	1,374,581

Proposal 4

The vote to approve, on a non-binding advisory basis, the frequency with which the Company will hold an advisory vote on the compensation of our named executive officers, in an advisory vote was as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
173,637	8,853	9,435,787	84,757	1,374,581

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE THERAPEUTICS, INC.

(Registrant)

Date: June 26, 2023

	By:	/s/ David Jin
David Jin
Interim Principal Financial Officer and Chief Operating Officer